UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2010

FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 North Central Avenue
Phoenix, AZ	85004-4414
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 9, 2010, Freeport-McMoRan Copper & Gold Inc. (FCX) announced that its Board of Directors has declared a supplemental stock dividend of $1.00 per share to be paid on December 30, 2010 to shareholders of record as of December 20, 2010.  FCX also announced that its Board of Directors has declared a two-for-one split of its common stock.  The split will be effected in the form of a stock dividend payable on February 1, 2011 to shareholders of record on January 15, 2011 (see Exhibit 99.1).

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ C. Donald Whitmire, Jr.
----------------------------------------
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date:  December 9, 2010

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit
Number

99.1	Press Release dated December 9, 2010, titled “Freeport-McMoRan Copper & Gold Inc. Declares $1.00 per Share Supplemental Common Stock Dividend and Two-for-one Stock Split.”